UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 22, 2026
(Date of earliest event reported)
LABCORP HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	99-2588107
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington	,	North Carolina	27215
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On September 21, 2026, the Centers for Medicare & Medicaid Services (“CMS”) released preliminary Clinical Laboratory Fee Schedule payment rates applicable from 2027 through 2029 pursuant to the Protecting Access to Medicare Act (“PAMA”). Labcorp Holdings Inc. (the “Company”) believes the payment rates are based on data that is not fully representative of the broader commercial laboratory market and would impose steep annual payment cuts that threaten patient access to laboratory services. Therefore, the Company continues to support the bipartisan Reforming and Enhancing Sustainable Updates to Laboratory Testing Services (“RESULTS”) Act, a bipartisan solution that would ensure the U.S. has a sustainable and innovative laboratory system.

The Company previously considered the anticipated continuation of PAMA-related reimbursement pressure in developing the 2026-2029 long-term outlook announced at its Investor Day on September 10, 2026, and the Company is now reaffirming that outlook, which is:

•Compound annual revenue growth between 5% and 8%.
•Adjusted operating margin expansion between 75 and 150 basis points by the end of 2029.
•Compound annual adjusted EPS growth between 8.5% and 11.5%.
•Compound annual free cash flow growth in line with adjusted earnings growth.

The Company is continuing to evaluate the CMS payment rates and expects to provide additional information regarding the impact of the CMS payment rates on its 2027 financial guidance when that guidance is announced in February 2027.

Other than the 2026-2029 long-term outlook referenced above, all of the information included in the Company’s September 10, 2026, Investor Day presentation is presented as of the dates indicated.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Adjusted Measures
The Company has provided in this Current Report “adjusted” financial information that has not been prepared in accordance with GAAP, including with respect to adjusted EPS growth, adjusted operating margin expansion, and free cash flow. The Company is not able to provide reconciliations of these adjusted measures on a forward-looking basis because it is unable to predict, without unreasonable effort, certain components thereof. As such, any associated estimate and its impact on these measures could vary materially, and the Company cannot address the probable significance of unavailable information. The Company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance. The Company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies.

Non-GAAP adjusted measures should not be considered as an alternative to the corresponding measures prepared in accordance with GAAP, and these adjusted measures may be different from and not directly comparable to the measures presented by other companies.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements with respect to the long-term financial outlook and the impact of various factors on operating and financial results.

Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the Company's control, including without limitation: (i) the failure to receive tax-free treatment with respect to the spin-off of the Company’s former Clinical Development and Commercialization Services business for U.S. federal income purposes; (ii) the impact of spin-off related items; (iii) personnel costs and potential difficulties with employee relations and retention; (iv) the trading price of the Company's stock, competitive actions and other unforeseen changes and general uncertainties in the marketplace; (v) the impact of changes to existing or adoption of new laws and regulations applicable to the Company, including healthcare reform, or changes to the interpretation and application of such laws and regulations; (vi) customer preferences and purchasing decisions, including changes in payer regulations or policies; (vii) adverse actions of governmental and third-party payers; (viii) changes in testing guidelines or recommendations; (ix) the impact of global geopolitical events; (x) the effect of public opinion on the Company's reputation; (xi) adverse results in material litigation matters; (xii) failure to maintain or develop customer relationships; (xiii) the Company's ability to develop or acquire new products and adapt to technological changes; (xiv) failures of, or adverse events relating to, the Company’s information technology systems, programs, or processes or the Company’s data security; (xv) the impact of potential losses under repurchase agreements; (xvi) adverse weather conditions; (xvii) the number of revenue days in a financial period; (xviii) inflation; (xix) increased competition; and (xx) the effect of exchange rate fluctuations. These factors, in some cases, have affected and in the future (together with other factors) could affect the Company's ability to implement the Company's business strategy, and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of the forward-looking statements.

The Company has no obligation to provide any updates to these or other forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the Company's most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the Company's other filings with the SEC. The information in this Current Report should be read in conjunction with a review of the Company's filings with the SEC including the information in the Company's most recent Annual Report on Form 10-K, and subsequent Forms 10-Q, under the heading “MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABCORP HOLDINGS INC.
Registrant

Date: September 22, 2026	By:	/s/KATHRYN W. KYLE
Kathryn W. Kyle
Executive Vice President, Chief Legal Officer and Corporate Secretary